UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    November 2, 2004
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                             Warrantech Corporation
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             (Exact name of registrant as specified in its charter)



         Delaware                         0-13084                     13-3178732
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(State or Other Jurisdiction      (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)


       2200 Highway 121, Suite 100, Bedford, Texas                       76021
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         (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:    800-544-9510
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

         On November 2, 2004, Warrantech International, Inc., a subsidiary of Warrantech Corporation and Rick Rodriguez, President of Warrantech International, Inc. and Director of Warrantech Corporation, entered into an amendment to his employment agreement, whereby, the terms of his previous employment agreement were extended through March 31, 2007.

Item 9.01         Financial Statements and Exhibits.

    (c)  Exhibits.

         99.1 Amendment to Rick Rodriguez Employment Agreement effective April 1, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               WARRANTECH CORPORATION
                                               ----------------------
                                                   (Registrant)

Date:  November 5, 2004                        By: /s/ RICHARD F. GAVINO
                                                   -----------------------------
                                                   Richard F. Gavino
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


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   Exhibit #                      Description                           Page #
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     99.1         Amendment to Rick Rodriguez Employment Agreement
                  effective April 1, 2004                                 4
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                                       4